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                                                                EXHIBIT (e) (8)

               SERVICE REQUEST
                      PLATINUM
               Investor(R) VIP
        THE UNITED STATES LIFE

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
PLATINUM INVESTOR VIP -- FIXED OPTION                              Oppenheimer Variable Account Funds
  . Division 242 - USL Declared Fixed Interest Account               . Division 362/412-G - Oppenheimer Balanced
                                                                     . Division 363/413-G - Oppenheimer Global Securities
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS
                                                                   PIMCO Variable Insurance Trust
AIM Variable Insurance Funds                                         . Division 367/417-G - PIMCO VIT
  . Division 340-390-G - AIM V.I. International Growth
                                                                   CommodityRealReturn Strategy
The Alger American Fund                                              . Division 365/415-G - PIMCO VIT Real Return
  . Division 342/392-G - Alger American Leveraged AllCap             . Division 364/414-G - PIMCO VIT Short-Term
  . Division 341/391 -G - Alger American MidCap Growth               . Division 366/416-G - PIMCO VIT Total Return

American Century Variable Portfolios, Inc.                         Pioneer Variable Contracts Trust
  . Division 343/393-G - VP Value                                    . Division 368/418-G - Pioneer MidCap Value VCT

Credit Suisse Trust                                                Putnam Variable Trust
  . Division 344/394-G - Small Cap Core I                            . Division 369/419-G - Putnam VT Diversified Income
                                                                     . Division 370/420-G - Putnam VT Int'l Growth and Income
Fidelity Variable Insurance Products
  . Division 348/398-G - VIP Asset Manager                         SunAmerica Series Trust
  . Division 347/397-G - VIP Contrafund                              . Division 372/422-G - ST Aggressive Growth
  . Division 345/395-G - VIP Equity-Income                           . Division 371/421-G - ST Balanced
  . Division 350/400-G - VIP Freedom 2020
  . Division 351/401-G - VIP Freedom 2025                          VALIC Company I
  . Division 352/402-G - VIP Freedom 2030                            . Division 373/423-G - International Equities
  . Division 346/396-G - VIP Growth                                  . Division 374/424-G - Mid Cap Index
  . Division 349/399-G - VIP Mid Cap                                 . Division 375/425-G - Money Market I
                                                                     . Division 376/426-G - Nasdaq-100 Index
Franklin Templeton Variable Insurance Products Trust                 . Division 379/429-G - Science & Technology
  . Division 356/406-G - VIP Franklin Small Cap Value Securities     . Division 378/428-G - Small Cap Index
  . Division 353/403-G - VIP Franklin U.S. Government                . Division 377/427-G - Stock Index
  . Division 354/404-G - VIP Mutual Shares Securities
  . Division 355/405-G - VIP Templeton Foreign Securities          Van Kampen Life Investment Trust
                                                                     . Division 382/432-G - LIT Growth and Income
Janus Aspen Series
  . Division 357/407-G - International Growth                      Vanguard Variable Insurance Fund
  . Division 358/408-G - Mid Cap Growth                              . Division 380/430-G - VIF High Yield Bond
                                                                     . Division 381/431-G - VIF REIT Index
MFS Variable Insurance Trust
  . Division 360/410-G - MFS VIT New Discovery
  . Division 359/409-G - MFS VIT Research

Neuberger Berman Advisers Management Trust
  . Division 361/411-G - AMT Mid-Cap Growth


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AGLC102219                                                             Rev1007

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
[LOGO OF AIG AMERICAN GENERAL]                                                                        Variable Universal Life
                                                                                                    Insurance Service Request
                                                                                         Complete and return this request to:
The United States Life Insurance Company in the City of                                    Variable Universal Life Operations
New York ("USL")                                                                         PO Box 4880- Houston, TX. 77210-4880
A member company of American International Group, Inc.                 (800)340-2765 or Hearing Impaired (TDD) (888) 436-5258
                                                                                                          Fax: (713) 620-6653
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
[ ]POLICY                    1.
   IDENTIFICATION                POLICY #:________________________________ Insured:_______________________________

COMPLETE THIS SECTION            Address:_____________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS,
                                 Primary Owner (If other than an insured):______________________________________________

                                 Address:_____________________________________________________ New Address (yes) (no)

                                 Primary Owner's S.S. No. or Tax I.D. No.________ Phone Number: (    )_________ - ________

                                 Joint Owner (If applicable):_________________________________________________________

                                 Address:_____________________________________________________ New Address (yes) (no)

[ ]NAME CHANGE               2.  Change Name Of: (Circle One) Insured Owner Payor Beneficiary

Complete this section if the     Change Name From: (First, Middle, Last)         Change Name To: (First, Middle, Last)
name of one of the Insured,
Owner, Payor or Beneficiary
has changed. (Please note,
this does not change the
Insured, Owner, Payor or         _________________________________________       _______________________________________
Beneficiary designation).        Reason for Change: (Circle One)  Marriage       Correction  Other (Attach copy of legal proof)
                                 Divorce

[ ]CHANGE IN          3.
   ALLOCATION                   INVESTMENT DIVISION        PREM %   DED %          INVESTMENT DIVISION           PREM %   DED %
   PERCENTAGES            -------------------------------- ------- ------- ------------------------------------  ------- -------
Use this section to       (242) USL Declared Fixed
indicate how premiums     Interest Account                 _______ _______ Oppenheimer Variable Account Funds
or monthly deductions     AIM Variable Insurance Funds     _______ _______ (362/412-G) Oppenheimer Balanced      _______ _______
are to be allocated.      (340/390-G) AIM V.I.                             (363/413-G) Oppenheimer Global
Total allocation in       International Growth*            _______ _______ Securities*                           _______ _______
each column must          The Alger American Fund                          PIMCO Variable Insurance Trust
equal 100%; whole         (342/392-G) Alger American                       (367/417-G) PIMCO VIT
numbers only.                             Leveraged AllCap _______ _______ CommodityRealReturn Strategy*         _______ _______
                          (341/391-G) Alger American                       (365/415-G) PIMCO VIT Real Return     _______ _______
                                             MidCap Growth                 (364/414-G) PIMCO VIT Short-Term      _______ _______
                          American Century Variable
                          Portfolios, Inc                  _______ _______ (366/416-G) PIMCO VIT Total Return    _______ _______
                          (343/393-G) VP Value             _______ _______ Pioneer Variable Contracts Trust
                          Credit Suisse Trust                              (368/418-G) Pioneer MidCap Value VCT  _______ _______
                          (344/394-G) Small Cap Core I*    _______ _______ Putnam Variable Trust
                          Fidelity Variable Insurance
                          Products                                         (369/419-G) Putnam VT Diversified
                          (348/398-G) VIP Asset Manager    _______ _______ Income                                _______ _______
                          (347/397-G) VIP Contrafund       _______ _______ (370/420-G) Putnam VT Int'l Growth
                          (345/395-G) VIP Equity-Income    _______ _______ and Income*                           _______ _______
                          (350/400-G) VIP Freedom 2020     _______ _______ SunAmerica Series Trust
                          (351/401 -G) VIP Freedom 2025    _______ _______ (372/422-G) ST Aggressive Growth      _______ _______

                          (352/402-G) VIP Freedom 2030     _______ _______ (371/421 -G) ST Balanced              _______ _______
                          (346/396-G) VIP Growth           _______ _______ VALIC Company I
                          (349/399-G) VIP Mid Cap          _______ _______ (373/423-G) International Equities*   _______ _______
                          Franklin Templeton Variable
                          Insurance Products Trust                         (374/424-G) Mid Cap Index             _______ _______
                          (356/406-G)VIP Franklin Small
                                     Cap                                   (375/425-G) Money Market I            _______ _______
                                         Value Securities* _______ _______ (376/426-G) Nasdaq-100 Index          _______ _______
                          (353/403-G)VIP Franklin U.S.
                                     Government            _______ _______ (379/429-G) Science & Technology      _______ _______
                          (354/404-G)VIP Mutual Shares
                                     Securities            _______ _______ (378/428-G) Small Cap Index*          _______ _______

                          (355/405-G)VIP Templeton         _______ _______ (377/427-G) Stock Index               _______ _______
                                       Foreign Securities* _______ _______ Van Kampen Life Investment Trust
                          Janus Aspen Series                               (382/432-G) LIT Growth and Income     _______ _______
                          (357/407-G)International Growth* _______ _______ Vanguard Variable Insurance Fund
                          (358/408-G) Mid Cap Growth       _______ _______ (380/430-G) VIF High Yield Bond       _______ _______
                          MFS Variable Insurance Trust                     (381/431 -G) VIF REIT Index           _______ _______
                          (360/410-G)MFS VIT New
                                     Discovery*            _______ _______ Other: ________________               _______ _______
                          (359/409-G) MFS VIT Research     _______ _______                                        100%    100%
                          Neuberger Berman Advisers
                          Management Trust
                          (361/411-G)AMT Mid-Cap Growth    _______ _______

                          * lf you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.
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AGLC102219                       Page 2 of 5                           Rev1007

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
[  ] MODE OF PREMIUM        4. Indicate frequency and premium amount desired: $ Annual $ ______ Semi-Annual $ ______ Quarterly
     PAYMENT/BILLING                                                          $ ______ Monthly (Bank Draft Only)
     METHOD CHANGE             Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
Use this section to change                                                 (attach a Bank Draft Authorization Form and "Void"
the billing frequency and/or                                                 Check)
method of premium payment.     Start Date: ______/__ /___
Note, however, that USL will
not bill you on a direct
monthly basis. Refer to your
policy and its related
prospectus for further
information concerning
minimum premiums and billing
options.

[  ] LOST POLICY           5.  I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST
     CERTIFICATE               ______ DESTROYED  OTHER.
Complete this section if       Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate of        ______ Certificate of Insurance at no charge
Insurance or duplicate policy        ______ Full duplicate policy at a charge of $25
to replace a lost or           be issued to me/us. If the original policy is located, I/we will return the Certificate or
misplaced policy. If a full    duplicate policy to AGL for cancellation.
duplicate policy is being
requested, a check or money
order for $25 payable to USL
must be submitted with this
request.

[  ] DOLLAR COST         6.              Day of the month for transfers (Choose a day of the month between 1-28)
     AVERAGING (DCA)                     Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually
     $5,000 MINIMUM                      _____Annually
     BEGINNING                           DCA to be made from the following investment option:
     ACCUMULATION                        Transfer: $ ($100 minimum, whole dollars only)
     VALUE)
An amount can be systematically          AIM Variable Insurance Funds               Oppenheimer Variable Account Funds
transferred from any one investment      (340) AIM V.I. International Growth $_____ (362) Oppenheimer Balanced          $_____
option and directed to one or more of    The Alger American Fund                    (363) Oppenheimer Global Securities $_____
the investment options below.            (342) Alger American Leveraged             PIMCO Variable Insurance Trust
The USL Declared Fixed Interest          AllCap                              $_____
Account is not available for DCA.        (341) Alger American MidCap Growth  $_____ (367) PIMCO VIT
Please refer to the prospectus for more  American Century Variable                  CommodityRealReturn Strategy
information on the DCA option.           Portfolios. Inc.                                                               $_____
NOTE: DCA is not available if the        (343) VP Value                      $_____ (365) PIMCO VIT Real Return         $_____
Automatic Rebalancing option or          Credit Suisse Trust                        (364) PIMCO VIT Short-Term          $_____
GMWB Rider have been chosen.             (344) Small Cap Core I              $_____ (366) PIMCO VIT Total Return        $_____
                                         Fidelity Variable Insurance                Pioneer Variable Contracts Trust
                                         Products
                                         (348) VIP Asset Manager             $_____ (368) Pioneer MidCap Value VCT      $_____
                                         (347) VIP Contrafund                $_____ Putnam Variable Trust
                                         (345) VIP Equity-Income             $_____ (369) Putnam VT Diversified Income  $_____
                                         (350) VIP Freedom 2020                     (370) Putnam VT Int'l Growth and
                                                                             $_____ Income                              $_____
                                         (351) VIP Freedom 2025              $_____ SunAmerica Series Trust
                                         (352) VIP Freedom 2030              $_____ (372) ST Aggressive Growth          $_____
                                         (346) VIP Growth                    $_____ (371 )ST Balanced                   $_____
                                         (349) VIP Mid Cap                   $_____ VALIC Company I
                                         Franklin Templeton Variable                (373) International Equities
                                         Insurance Products Trust                                                       $_____
                                         (356) VIP Franklin Small Cap Value         (374) Mid Cap Index
                                         Securities                          $_____                                     $_____
                                         (353) VIP Franklin U.S. Government         (375) Money Market I                $_____
                                         (354) VIP Mutual Shares Securities  $_____ (376) Nasdaq-100 Index              $_____
                                         (355) VIP Templeton Foreign                (379) Science & Technology
                                         Securities                          $_____                                     $_____
                                         Janus Aspen Series                         (378) Small Cap Index               $_____
                                         (357) International Growth          $_____ (377) Stock Index                   $_____
                                         (358) Mid Cap Growth                $_____ Van Kampen Life Investment Trust
                                         MFS Variable Insurance Trust               (382) LIT Growth and Income         $_____
                                         (360) MFS VIT New Discovery         $_____ Vanguard Variable Insurance Fund
                                         (359) MFS VIT Research              $_____ (380) VIF High Yield Bond           $_____
                                         Neuberger Bermar Advisers                  (381 ) VIF REIT Index
                                         Management Trust                                                               $_____
                                         (361 )AMT Mid-Cap Growth            $_____ Other: ________                     $_____
                                         INITIAL HERE TO REVOKE DCA ELECTION.
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AGLC102219                       Page 3 of 5                           Rev1007

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
[ ] AUTOMATIC             7.        Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
($5,000 minimum accumulation                   (Division Name or Number)               (Division Name or Number)
value) Use this section to apply
for or make changes to Automatic    ______%: _____________________________  ______%: _____________________________
Rebalancing of the variable         ______%: _____________________________  ______%: _____________________________
divisions. Please refer to the      ______%: _____________________________  ______%: _____________________________
prospectus for more information on  ______%: _____________________________  ______%: _____________________________
the Automatic Rebalancing Option.   ______%: _____________________________  ______%: _____________________________
Note: Automatic Rebalancing is not  ______%: _____________________________  ______%: _____________________________
available if the Dollar Cost        ______%: _____________________________  ______%: _____________________________
Averaging option has been chosen.   ______%: _____________________________  ______%: _____________________________
Automatic Rebalancing is required   ______%: _____________________________  ______%: _____________________________
if the GMWB Rider has been chosen.  ______%: _____________________________  ______%: _____________________________
                                    ______%: _____________________________  ______%: _____________________________

                                    ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[ ] AUTHORIZATION         8.        I ( or we, if Joint Owners) hereby authorize USL to act on e-service
    FOR TRANSACTIONS                instructions, if elected, to transfer values among the Variable Divisions and
Complete this section if you are    USL Declared Fixed Interest Account and to change allocations for future
applying for or revoking current    premium payments and monthly deductions.
e-service privileges.
                                    Initial the designation you prefer:

                                    Policy Owner(s) only -- If Joint Owners, either one acting independently.
                                    Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the firm authorized to service my policy.

                                    USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                                    ________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[ ] CORRECT AGE            9.       Name of Insured for whom this correction is submitted: _______________________
Use this section to correct the
age of any person covered under     Correct DOB. _____/_____/_____
this policy. Proof of the correct
date of birth must accompany this
request.

[ ] TRANSFER OF           10.
    ACCUMULATED
    VALUES                                                            (Division Name or Number)     (Division Name or Number)

Use this section if you want to     Transfer $ ______ or ______% from _________________________ to  _________________________
transfer money between divisions.
The minimum amount for              Transfer $ ______ or ______% from _________________________ to  _________________________
transfers is $500.00. Withdrawals
from the USL Declared Fixed         Transfer $ ______ or ______% from _________________________ to  _________________________
Interest Account to a Variable
Division may only be made           Transfer $ ______ or ______% from _________________________ to  _________________________
within the 60 days after a policy
anniversary. See transfer           Transfer $ ______ or ______% from _________________________ to  _________________________
limitations outlined in prospectus.
If a transfer causes the balance in Transfer $ ______ or ______% from _________________________ to  _________________________
any division to drop below $500
USL reserves the right to transfer  Transfer $ ______ or ______% from _________________________ to  _________________________
the remaining balance. Amounts
to be transferred should be         Transfer $ ______ or ______% from _________________________ to  _________________________
indicated in dollar or percentage
amounts, maintaining consistency    Transfer $ ______ or ______% from _________________________ to  _________________________
throughout.
                                    Transfer $ ______ or ______% from _________________________ to  _________________________

AGLC102219                       Page 4 of 5                           Rev1007

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
[  ] REQUEST FOR             11.    ______ I request a partial surrender of $ ______ or______% of the net cash surrender
     PARTIAL SURRENDER/             value.
     POLICY LOAN
Use this section to apply for a     ______ I request a loan in the amount of $______.
partial surrender from or policy
loan against policy values. For     ______ I request the maximum loan amount available from my policy.
detailed information concerning
these two options please refer to   Unless you direct otherwise below, proceeds are allocated according to the deduction
your policy and its related         allocation percentages in effect, if available; otherwise they are taken pro-rata from
prospectus. If applying for a       the USL Declared Fixed Interest Account and Variable Divisions in use.
partial surrender, be sure to
complete the Notice of Withholding  -----------------------------------------------------------------------------------------
section of this Service Request in
addition to this section.           -----------------------------------------------------------------------------------------

                                    -----------------------------------------------------------------------------------------

[  ] NOTICE OF               12.    The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to
Complete this section if you have   have withholding apply. Withholding of state income tax may also be required by your applied for a partial surrender in  state of residence. You may elect not to have withholding apply by checking the
Section 11 .                        appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I do want income tax withheld from this distribution.
                                               ______ I do not want income tax withheld from this distribution.

                                    If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[  ] AFFIRMATION/            13.    CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this
     SIGNATURE                      form is my correct taxpayer identification number and; (2) that I am not subject to backup
Complete this section for ALL       withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue
requests.                           Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                                    Dated at ____________ this____ day of __________, ________.
                                    (City, State:)

                                    X                                              X
                                    ------------------------------                 ------------------------------
                                    SIGNATURE OF OWNER                             SIGNATURE OF WITNESS

                                    X                                              X
                                    ------------------------------                 ------------------------------
                                    SIGNATURE OF JOINT OWNER                       SIGNATURE OF WITNESS

                                    X                                              X
                                    ------------------------------                 ------------------------------
                                    SIGNATURE OF ASSIGNEE                          SIGNATURE OF WITNESS

AGLC102219                       Page 5 of 5                           Rev1007